Exhibit 4.7



                              THE BANK OF NEW YORK

                              Officer's Certificate
                              ---------------------

                   The Bank of New York hereby certifies that:

          1. The Series CHR 1998-1 Supplement, dated as of June 9, 1998, between Prudential Securities Structured Assets, Inc. (the "Depositor"), and The Bank of New York, as Trustee (the "Trustee"), incorporating the Base Trust Agreement referred to therein (together the "Trust Agreement"), has been duly executed and delivered in the name and on behalf of the Trustee by Enrico Reyes, one of its Vice Presidents.

          2. Pursuant to the Trust Agreement, the Trustee has duly executed and authenticated the Certificates and has made the Certificates available for delivery to or upon the written order of the Depositor. The Trustee has examined the form of the Certificates so authenticated and delivered and has found the same to be in substantially the form called for by the Trust Agreement.

          3. Each person who, on behalf of the Trustee, executed and delivered the Trust Agreement or executed or authenticated the Certificates was at the date thereof and is now duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Trustee and duly authorized to perform such acts at the respective times of such acts and the signatures of such persons appearing on such documents are their genuine signatures.

          4. Attached hereto are (i) an extract from the By-laws of the Trustee, duly adopted by its Board of Directors, respecting the signing authority of the persons mentioned above in paragraph 3, and (ii) a letter from an Executive Vice President of the undersigned authorizing, pursuant to such Bylaws, such signing authority, which By-laws and letter at the date hereof are in full force and effect.

          IN WITNESS WHEREOF, THE BANK OF NEW YORK has caused this certificate to be executed in its corporate name by an officer thereunto duly authorized.

Dated:   June 9, 1998

                                            THE BANK OF NEW YORK

                                            By:  /s/Mark Walsh
                                                ----------------------
                                                Name: Mark Walsh,
                                                Title: Assistant Vice President


                               SIGNING AUTHORITIES

                              EXTRACTS FROM BY-LAWS

                                       OF

                              THE BANK OF NEW YORK

                                   ARTICLE VI

                         As amended through May 1, 1997

      SECTION 6.1. Real Property. Real property owned by the Bank in its own right shall not be deeded, conveyed, mortgaged, assigned or transferred except when duly authorized by a resolution of the Board. The Board may from time-to-time authorize officers to deed, convey, mortgage, assign or transfer real property owned by the Bank in its own right with such maximum values as the Board may fix in its authorizing resolution.

      SECTION 6.2. Senior Signing Powers. Subject to the exception provided in
Section 6.1, the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President, any Executive Vice President or any Senior Vice President is authorized to accept, endorse, execute or sign any document, instrument or paper in the name of, or on behalf of, the Bank in all transactions arising out of, or in connection with, the normal course of the Bank's business or in any fiduciary, representative or agency capacity and, when required, to affix the seal of the Bank thereto. In such instances as in the judgment of the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President or any Executive Vice President may be proper and desirable, any one of said officers may authorize in writing from time-to-time any other officer to have the powers set forth in this section applicable only to the performance or discharge of the duties of such officer within his or her particular division or function. Any officer of the Bank authorized in or pursuant to Section 6.3 to have any of the powers set forth therein, other than the officer signing pursuant to this Section 6.2, is authorized to attest to the seal of the Bank on any documents requiring such seal.

      SECTION 6.3. Limited Signing Powers. Subject to the exception provided in
Section 6.1, in such instances as in the judgment of the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President or any Executive Vice President may be proper and desirable, any one of said officers may authorize in writing from time-to-time any other officer, employee or individual to have the limited signing powers or limited power to affix the seal of the Bank to specified classes of documents set forth in a resolution of the Board applicable only to the performance or discharge of the duties of such officer, employee or individual within his or her division or function.

      SECTION 6.4. Powers of Attorney. All powers of attorney on behalf of the Bank shall be executed by any officer of the Bank jointly with the Chairman of the Board, the President, any Vice Chairman, any Senior Executive Vice President, any Executive Vice President or any Senior Vice President. Any such power of attorney may, however, be executed by any officer or officers or person or persons who may be specifically authorized to execute the same by the Board of Directors and, at foreign branches only, by any two officers provided one of such officers is the Branch Manager.


                              THE BANK OF NEW YORK

                         SIGNING AUTHORITIES (Continued)


      SECTION 6.5. Auditor. The Auditor or any officer designated by the Auditor is authorized to certify in the name of, or on behalf of the Bank, in its own right or in a fiduciary or representative capacity, as to the accuracy and completeness of any account, schedule of assets, or other document, instrument or paper requiring such certification.


                              THE BANK OF NEW YORK

                         SIGNING AUTHORITIES (Continued)


Code                                 Explanation
----                                 -----------

Senior Signing Powers
X...............................     Authority to sign any document on behalf of
                                     the Bank,  in  accordance  with Article VI,
                                     Section 6.2 of the By-laws.

Limited Signing Powers               Granted to individuals  in accordance  with
                                     Article VI, Section 6.3 of the By-laws, and the Resolution of the Board. (Refer to Codes A through J below.)

A ..............................     All   signing   authority   set   forth  in
                                     paragraphs B through I below.

B ..............................     Authority  to accept,  endorse,  execute or
                                     sign  any bill  receivable;  certification;
                                     contract,   document  or  other  instrument
                                     evidencing,  embodying  a  commitment  with
                                     respect  to,  or  reflecting  the  terms or
                                     conditions  of, a loan or an  extension  of
                                     credit  by  the  Bank;   disclosure  notice
                                     required by law;  document,  instrument  or
                                     paper of any type  required  for  judicial,
                                     regulatory or administrative proceedings or
                                     filings; legal opinion; note; and document,
                                     instrument or paper or any type,  including
                                     stock  and  bond   powers,   required   for
                                     purchasing,      selling,     transferring,
                                     exchanging  or  otherwise  disposing  of or
                                     dealing in foreign  currency or any form of
                                     securities,  including  options and futures
                                     thereon;   in  each  case  in  transactions
                                     arising out of, or in connection with, the normal course of the Bank's business.

C1 .............................     Authority  to accept,  endorse,  execute or
                                     sign  or  effect   the   issuance   of  any
                                     cashier's,   certified  or  other  official
                                     check;  draft;  order for payment of money;
                                     check certification; receipt; certificate of deposit; and money transfer wire; in each case, in an unlimited dollar amount.

                              THE BANK OF NEW YORK

                         SIGNING AUTHORITIES (Continued)

Code                                 Explanation
----                                 -----------

C2 .............................     Authority  to accept,  endorse,  execute or
                                     sign  or  effect   the   issuance   of  any
                                     cashier's,   certified  or  other  official
                                     check;  draft;  order for payment of money;
                                     check certification; receipt; certificate of deposit; and money transfer wire; in each case, in an amount up to $1,000,000.

C3 .............................     Authority  to accept,  endorse,  execute or
                                     sign  or  effect   the   issuance   of  any
                                     cashier's,   certified  or  other  official
                                     check;  draft;  order for payment of money;
                                     check certification; receipt; certificate of deposit; and money transfer wire; in each case, in an amount up to $250,000.

C4 .............................     Authority  to accept,  endorse,  execute or
                                     sign  or  effect   the   issuance   of  any
                                     cashier's,   certified  or  other  official
                                     check;  draft;  order for payment of money;
                                     check certification; receipt; certificate of deposit; and money transfer wire; in each case, in an amount up to $50,000.

C5 .............................     Authority  to accept,  endorse,  execute or
                                     sign  or  effect   the   issuance   of  any
                                     cashier's,   certified  or  other  official
                                     check;  draft;  order for payment of money;
                                     check certification; receipt; certificate of deposit; and money transfer wire; in each case, in an amount up to $5,000.

D1 .............................     Authority  to accept,  endorse,  execute or
                                     sign any contract obligating the Bank for the payment of money or the provision of services in an amount up to $1,000,000.

D2 .............................     Authority  to accept,  endorse,  execute or
                                     sign any contract obligating the Bank for the payment of money or the provision of services in an amount up to $250,000.


                              THE BANK OF NEW YORK

                         SIGNING AUTHORITIES (Continued)

Code                                 Explanation
----                                 -----------

D3 .............................     Authority  to accept,  endorse,  execute or
                                     sign any contract obligating the Bank for the payment of money or the provision of services in an amount up to $50,000.

D4 .............................     Authority  to accept,  endorse,  execute or
                                     sign any contract obligating the Bank for the payment of money or the provision of services in an amount up to $5,000.

E ..............................     Authority  to accept.  endorse,  execute or
                                     sign  any   guarantee   of   signature   to
                                     assignments  of  stocks,   bonds  or  other
                                     instruments;   certification  required  for
                                     transfers and  deliveries of stocks,  bonds
                                     or   other   instruments;   and   document,
                                     instrument or paper of any type required in connection with any Individual Retirement
                                     Account or Keogh Plan or similar plan.

F ..............................     Authority  to accept,  endorse,  execute or
                                     sign any certificate of authentication as bond, unit investment trust or debenture trustee and on behalf of the Bank as registrar and transfer agent.

G ..............................     Authority  to accept,  endorse,  execute or
                                     sign any bankers acceptance; letter of credit; and bill of lading.

H ..............................     Authority  to accept,  endorse,  execute or
                                     sign any  document,  instrument or paper of
                                     any type  required in  connection  with the
                                     ownership,  management  or transfer of real
                                     or  personal  property  held by the Bank in
                                     trust or in connection with any transaction
                                     with respect to which the Bank is acting in
                                     any  fiduciary,  representative  or  agency
                                     capacity,  including the acceptance of such
                                     fiduciary,    representative    or   agency
                                     account.

I ..............................     Authority   to  effect  the   movement   of
                                     securities outside the Bank.


                              THE BANK OF NEW YORK

                         SIGNING AUTHORITIES (Continued)

Code                                 Explanation
----                                 -----------

J .............................      Authority  to either  sign on behalf of the
                                     Bank or to  affix  the seal of the Bank to,
                                     any of the following  classes of documents:
                                     Trust   Indentures,    Escrow   Agreements,
                                     Pooling    and    Servicing     Agreements,
                                     Collateral   Agency   Agreements,   Custody
                                     Agreements,   Trustee's  Deeds,  Executor's
                                     Deeds,  Personal   Representative's  Deeds,
                                     Other Real Estate  Deeds for  property  not
                                     owned  by  the  Bank  in  its  own   right,
                                     Corporate       Resolutions,       Mortgage
                                     Satisfactions,  Mortgage Assignments, Trust
                                     Agreements,  Loan  Agreements,   Trust  and
                                     Estate   Accountings,   Probate  Petitions,
                                     responsive pleadings in litigated matters and Petitions in Probate Court with respect to Accountings.

Internal Signing Authority           Authority  to accept,  endorse,  execute or
N ..............................     sign  internal   transactions  only  (i.e.,
                                     general  ledger  tickets)  which  does  not
                                     include   the   authority   to  approve  or
                                     authorize the request of external money transfer wires, checks and/or the movement of securities outside the Bank.





CORPORATE TRUST DIVISION
OFFICIAL SIGNING POWER AUTHORITY
--------------------------------

Pursuant to Article 6, Section 6.2 and Section 6.3 of the By-Laws of The Bank of New York, I hereby convey the signing authorities noted next to the following individuals:

---------------------------------------------------------------------------------------------------------------------------
                                                                                          SIGNING POWER
NAME                                             TITLE                                      AUTHORITY
---------------------------------------------------------------------------------------------------------------------------

Eileen Barat                                  Vice President                               Section 6.2
Gary S. Bush                                  Vice President                               Section 6.2
Robert L. Cascone                             Vice President                               Section 6.2
Frederick W. Clark                            Vice President                               Section 6.2
Richard Costantino                            Vice President                               Section 6.2
Michael Culhane                               Vice President                               Section 6.2
Peter H. Cunningham                           Vice President                               Section 6.2
William T. Cunningham                         Vice President                               Section 6.2
Jason Engelhardt                              Vice President                               Section 6.3A
Joseph Ernst                                  Vice President                               Section 6.2
Lucille Firrincieli                           Vice President                               Section 6.2
Jack Fruchtman                                Vice President                               Section 6.2
Robert F. Gennari                             Vice President                               Section 6.2
Walter N. Gitlin                              Vice President                               Section 6.2
Joseph F. Giunto                              Vice President                               Section 6.2
James W. P. Hall                              Vice President                               Section 6.2
James R. Keenan                               Vice President                               Section 6.2
Thomas J. Kelly                               Vice President                               Section 6.2
Loretta A. Lundberg                           Vice President                               Section 6.2
Suzanne J. MacDonald                          Vice Pres. & Ass't Secy                      Section 6.2
Douglas MacInnes                              Vice President                               Section 6.2
Philip A. Martone                             Vice President                               Section 6.2
William J. McGann                             Vice President                               Section 6.2
Kenneth T. McGraw                             Vice President                               Section 6.2
Robert F. McIntyre                            Vice President                               Section 6.2
Edward C. Morelli                             Vice President                               Section 6.2
Todd N. Niemy                                 Vice President                               Section 6.2
Lawrence J. Olsen                             Vice President                               Section 6.2
Susan Panzer-Eichholz                         Vice President                               Section 6.3A
Enrico Reyes                                  Vice President                               Section 6.2
David G. Sampson                              Vice President                               Section 6.2
Mary Jane Schmalzel                           Vice President                               Section 6.2
Paul Schmalzel                                Vice President                               Section 6.2
Nicholas S. Signoretta                        Vice President                               Section 6.2
John W. Stevenson                             Vice President                               Section 6.2
Dorothy Strelzick                             Vice President                               Section 6.2
Brian V. Swords                               Vice President                               Section 6.3A
Robert M. Zaratin                             Vice President                               Section 6.3A

Franklin B. Austin                            Asst. Vice President                         Section 6.2
Trevor R. Blewer                              Asst. Vice President                         Section 6.2
Van K. Brown                                  Asst. Vice President                         Section 6.2
Stephen M. Bruce                              Asst. Vice President                         Section 6.2




                                                    THE BANK OF NEW YORK

                                               SIGNING AUTHORITIES (Continued)

---------------------------------------------------------------------------------------------------------------------------
                                                                                          SIGNING POWER
NAME                                             TITLE                                      AUTHORITY
---------------------------------------------------------------------------------------------------------------------------

Patrick K. Byrne                              Asst. Vice President                         Section 6.3A
Jane S. Chester                               Asst. Vice President                         Section 6.2
Betty A. Cocozza                              Asst. Vice President                         Section 6.2
Kevin Cremin                                  Asst. Vice President                         Section 6.3, C1, F, I
Wuhan Dansby                                  Asst. Vice President                         Section 6.2
John Doherty                                  Asst. Vice President                         Section 6.2
James S. Foley                                Asst. Vice President                         Section 6.2
Eric D. Fredrikson                            Asst. Vice President                         Section 6.3A
Vivian Georges                                Asst. Vice President                         Section 6.2
Thomas E. Geraghty                            Asst. Vice President                         Section 6.3A
Hugo Gindraux                                 Asst. Vice President                         Section 6.2
Mike Hellmuth                                 Asst. Vice President                         Section 6.2
Scott Heys                                    Asst. Vice President                         Section 6.3A
Wilson Howard                                 Asst. Vice President                         Section 6.2
Audrey I. Hyman                               Asst. Vice President                         Section 6.2
Joette Iris                                   Asst. Vice President                         Section 6.3A
Harley Jeanty                                 Asst. Vice President                         Section 6.2
Thomas C. Knight                              Asst. Vice President                         Section 6.2
Mary LaGumina                                 Asst. Vice President                         Section 6.2
Cheryl L. Laser                               Asst. Vice President                         Section 6.2
Mary Beth A. Lewicki                          Asst. Vice President                         Section 6.2
David Massa                                   Asst. Vice President                         Section 6.2
Denise A. Michaux                             Asst. Vice President                         Section 6.3A
Reyne A. Macadaeg                             Asst. Vice President                         Section 6.2
Robert A. Massimillo                          Asst. Vice President                         Section 6.2
Thomas C. Monahan                             Asst. Vice President                         Section 6.2
Mauro Palladino                               Asst. Vice President                         Section 6.2
Remo J. Reale                                 Asst. Vice President                         Section 6.2
Robert W. Rich                                Asst. Vice President                         Section 6.2
Ming Shiang                                   Asst. Vice President                         Section 6.2
Shanti Singh                                  Asst. Vice President                         Section 6.2
Alan P. Spater                                Asst. Vice President                         Section 6.3A
Thomas E. Tabor                               Asst. Vice President                         Section 6.2
Steven D. Torgeson                            Asst. Vice President                         Section 6.2
Arlene Tramble                                Asst. Vice President                         Section 6.2
John Ulla                                     Asst. Vice President                         Section 6.3A
Mark G. Walsh                                 Asst. Vice President                         Section 6.2
Thomas B. Zakrzewski                          Asst. Vice President                         Section 6.2

Frank Driscoll                                Asst. Secretary                              Section 6.3A
Louis J. Hack                                 Asst. Secretary                              Section 6.3A

Fernando Acebedo                              Assistant Treasurer                          Section 6.2
Iliana Acevedo                                Assistant Treasurer                          Section 6.2
Julius Antoine                                Assistant Treasurer                          Section 6.3, C1, F
Barbara E. Bennett                            Assistant Treasurer                          Section 6.2
Lenore N. Brown                               Assistant Treasurer                          Section 6.2
Carlos J. Cappelan                            Assistant Treasurer                          Section 6.3A
Jacalyn L. Choy                               Assistant Treasurer                          Section 6.3, C1, F
Anthony Cipriano                              Assistant Treasurer                          Section 6.3, C1, F



                                                    THE BANK OF NEW YORK

                                               SIGNING AUTHORITIES (Continued)

---------------------------------------------------------------------------------------------------------------------------
                                                                                          SIGNING POWER
NAME                                             TITLE                                      AUTHORITY
---------------------------------------------------------------------------------------------------------------------------

Sharon N. Coker                               Assistant Treasurer                          Section 6.3A
Michael C. Daly                               Assistant Treasurer                          Section 6.3A
John DiGiannantonio                           Assistant Treasurer                          Section 6.3A
Marilyn Evans                                 Assistant Treasurer                          Section 6.3, C1, F
Anna Felt                                     Assistant Treasurer                          Section 6.2
Albert M. Fiorello                            Assistant Treasurer                          Section 6.2
Venita Forde                                  Assistant Treasurer                          Section 6.3, C1, F
Kimberly Gilfoil                              Assistant Treasurer                          Section 6.2
Timothy J. Grant                              Assistant Treasurer                          Section 6.3A
Richard Haberstroh                            Assistant Treasurer                          Section 6.2
Michael Hieb                                  Assistant Treasurer                          Section 6.3, C1, F
Arlene Hernandez                              Assistant Treasurer                          Section 6.2
Sharia Jones-Bey                              Assistant Treasurer                          Section 6.3A
Barbara Kaczmar                               Assistant Treasurer                          Section 6.2
Janie J. Kim                                  Assistant Treasurer                          Section 6.3A
Marie LaDolcetta                              Assistant Treasurer                          Section 6.3A
Edgar R. Lago                                 Assistant Treasurer                          Section 6.3, C1, F, I
Victoria P. Lau                               Assistant Treasurer                          Section 6.3, C1, F
Joseph M. Lawlor                              Assistant Treasurer                          Section 6.2
Ednora G. Linares                             Assistant Treasurer                          Section 6.3A
Matthew G. Louis                              Assistant Treasurer                          Section 6.3A
Lina Millard                                  Assistant Treasurer                          Section 6.3, C1, F
Miriam Y. Molina                              Assistant Treasurer                          Section 6.2
Robert Muller                                 Assistant Treasurer                          Section 6.2
Norma Perry                                   Assistant Treasurer                          Section 6.3A
William Potes                                 Assistant Treasurer                          Section 6.3A
Ciro Russo                                    Assistant Treasurer                          Section 6.3, C1, F
Maria R. Santos                               Assistant Treasurer                          Section 6.3A
Kelly A. Sheahan                              Assistant Treasurer                          Section 6.2
Vincent Sicari                                Assistant Treasurer                          Section 6.3A
Erica C. Thomas                               Assistant Treasurer                          Section 6.3, C1, F
Marie E. Trimboli                             Assistant Treasurer                          Section 6.3A
Paul A. VanLingen                             Assistant Treasurer                          Section 6.3A
Craig S. Wenzler                              Assistant Treasurer                          Section 6.2
Michael White                                 Assistant Treasurer                          Section 6.2





                                            --------------------------------
                                            Joseph M. Velli
                                            Executive Vice President




                              THE BANK OF NEW YORK

                         SIGNING AUTHORITIES (Continued)


                            CORPORATE TRUST DIVIDION
                              LIST OF NON-OFFICIALS
                                SIGNING AUTHORITY
                                -----------------

                                             SIGNING POWER
NAME                                           AUTHORITY
----                                           ---------

Eva D. Aryeetey                           Section  6.3, C1, F

Eric P. Auguste                           Section  6.3, C1, F

William Cassels                           Section  6.3, C1, F

Pensador Castro                           Section  6.3, C1, F

Mona Chapoteau                            Section  6.3, C1, F

Wilberto Colon                            Section  6.3, C1, F, H

Patrick Cosgrove                          Section  6.3, C1, F

Peter C. Courtien                         Section  6.3A

John Cowan                                Section  6.3, C1, F

Sonia Cruz                                Section  6.3, C1, F

Barbara D'Amico                           Section  6.3, C1, F, H, I

Linh Dao                                  Section  6.3, C1, F

Barbara Dean                              Section  6.3, C1, F

Edwin Echevarria                          Section  6.3, C1, F, H

Monica Edriera-Freire                     Section  6.3, C1, F

Essie Elcock                              Section  6.3, C1, F

Bernardine M. Ferguson                    Section  6.3, C1, F

Kevin Fox                                 Section  6.3, C1, F

Sigifredo Galarraga                       Section  6.3, C1, F

Beverly Gardner-Samuel                    Section  6.3, C1, F

Mary Gomez                                Section  6.3, C1, F

William B. Gonzalez                       Section  6.3, C1, F

Rosilyn Goodrich                          Section  6.3, C1, F

Jason G. Gregory                          Section  6.3, C1, F

Michelle Hermonstyne                      Section  6.3, C1, F

Sharon Hill                               Section  6.3, C1, F

Peter Hyland                              Section  6.3, C1, F

Teresita Izar                             Section  6.3, C1, F

Mark Jagoda                               Section  6.3, C1, F

William G. Keenan                         Section  6.3, C1, F




                              THE BANK OF NEW YORK

                         SIGNING AUTHORITIES (Continued)


                                             SIGNING POWER
NAME                                           AUTHORITY
----                                           ---------

Cynthia A. Keller                         Section  6.3, C1, F

Joann LaBarbera                           Section  6.3, C1, F

Eileen Lostetter                          Section  6.3, C1, F

Joyce Maccou                              Section  6.3, C1, F

Brenda McCabe                             Section  6.3, C1, F

Mary Meadows                              Section  6.3, C1, F

Robert Miller                             Section  6.3, C1, F

Konstantin Mirnitchenko                   Section  6.3, C1, F

Geraldine Mitchell                        Section  6.3, C1, F

Herbert Moise                             Section  6.3, C1, F

William F. Morales                        Section  6.3, C1, F

Fernando A. Moreyra                       Section  6.3, C1, F

Charles J. Morgan                         Section  6.3, C1, F

Chitkumari Narain                         Section  6.3, C1, F

Patrick J. O'Leary                        Section  6.3, C1, F

Miriam Osorio                             Section  6.3, C1, F

Stacey Poindexter                         Section  6.3, C1, F, I

Wilfredo Ruelas                           Section  6.3, C1, F

Michele L. Russo                          Section  6.3, C1, F, I

Anthony Rutledge                          Section  6.3, C1, F, I

William J. Sachelari                      Section  6.3H

Circe M. Saint-Fleur                      Section  6.3, C1, F

Elizabeth L. Sandy                        Section  6.3H

Rolando Salazar                           Section  6.3, C1, F

Robert Schneck                            Section  6.3, C1, F

O.D. Scott, Jr.                           Section  6.3H

Laura Shields                             Section  6.3, C1, F

Ed Souter                                 Section  6.3, C1, F

Beverly A. Steele                         Section  6.3, C1, F

Sandra Taranto                            Section  6.3, C1, F

Shirley A. Thomas                         Section  6.3, C1, F

Darrel X. Thompson                        Section  6.3, C1, F, I

Brian Townes                              Section  6.3, C1, F




                              THE BANK OF NEW YORK

                         SIGNING AUTHORITIES (Continued)


                                             SIGNING POWER
NAME                                           AUTHORITY
----                                           ---------

Phoung Tran                               Section  6.3, C1, F

Mavis A. Walfall                          Section  6.3, C1, F

Simona Ziegelboym                         Section  6.3, C1, F




-------------------------
Joseph M. Velli
Executive Vice President